Exhibit 4.2


                                Joinder Agreement

         THIS JOINDER AGREEMENT, dated as of the 26th day of July, 1999 (the "Agreement"), to the Amended and Restated Credit Agreement referred to below is entered into by and among Cornerstone Realty Income Trust, Inc., a corporation organized under the laws of Virginia ("Cornerstone"), CRIT-NC, LLC, a Virginia limited liability company ("CRIT-NC"), Cornerstone REIT Limited Partnership ("Cornerstone REIT L.P."), each Additional Borrower party thereto (collectively, with Cornerstone, CRIT-NC, and Cornerstone REIT L.P., the "Borrowers"), CORNERSTONE ACQUISITION COMPANY, a corporation organized under the laws of Virginia and a Subsidiary of Cornerstone ("Cornerstone Acquisition"), APPLE
GENERAL, INC., a corporation organized under the laws of Virginia and a Subsidiary of Cornerstone ("Apple General"), APPLE LIMITED, INC., a corporation organized under the laws of Virginia and a Subsidiary of Cornerstone ("Apple Limited"), APPLE REIT LIMITED PARTNERSHIP, a Virginia limited partnership and a Subsidiary of Cornerstone ("Apple"), APPLE REIT II LIMITED PARTNERSHIP, a Virginia limited partnership and a Subsidiary of Cornerstone ("Apple II"), APPLE REIT III LIMITED PARTNERSHIP, a Virginia limited partnership and a Subsidiary of Cornerstone ("Apple III"), APPLE REIT IV LIMITED PARTNERSHIP, a Virginia limited partnership and a Subsidiary of Cornerstone ("Apple IV"), APPLE REIT V LIMITED PARTNERSHIP, a Virginia limited partnership and a Subsidiary of Cornerstone ("Apple V"), APPLE REIT VI LIMITED PARTNERSHIP, a Virginia limited partnership and a Subsidiary of Cornerstone ("Apple VI"), APPLE REIT VII LIMITED PARTNERSHIP, a Virginia limited partnership and a Subsidiary of Cornerstone ("Apple VII" and, together with Cornerstone Acquisition, Apple General, Apple Limited, Apple, Apple II, Apple III, Apple IV, Apple V and Apple VI, the "Companies"), such lenders party thereto (the "Lenders"), FIRST UNION NATIONAL BANK, a national banking association, as Administrative Agent (the "Administrative Agent") and Fleet National Bank, as Syndication Agent (the "Syndication Agent").

                              Statement of Purpose

         The Borrowers, the Lenders, the Administrative Agent and the Syndication Agent are parties to the Amended and Restated Credit Agreement dated as of July 9, 1999 (as supplemented hereby and as further amended, restated, supplemented or otherwise modified, the "Credit Agreement").

         Cornerstone owns ninety-nine and ninety-nine one-hundredths percent (99.99%) of the common stock of Cornerstone Acquisition, which owns all of the shares of Apple General and Apple Limited, which are, respectively, the general and limited partner of each of Apple, Apple II, Apple III, Apple IV, Apple V, Apple VI and Apple VII. Each of the Companies is a Subsidiary of Cornerstone. In connection with the merger, the Companies are required to execute, among other documents, a joinder agreement in order to become Borrowers under the Credit Agreement.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

         1.01 Joinder of Companies.

         (a) Joinder. Pursuant to Section 8.17 of the Credit Agreement, each Company hereby agrees that it is a Borrower under the Credit Agreement as if a signatory thereof on the Closing Date, and such Company shall comply with and be subject to and have the benefit of all of the terms, conditions, covenants, agreements and obligations set forth therein. Each Company hereby agrees that each reference to a "Borrower" or the "Borrowers" in the Credit Agreement and other Loan Documents shall include such Company. Each Company acknowledges that it has received a copy of the Credit Agreement and that it has read and understands the terms thereof.

         (b) Schedules. Attached hereto are updated copies of each Schedule referenced in the Credit Agreement revised to include all information required to be provided therein with respect to (and only with respect to) each Company.

         2.01 Effectiveness. This Agreement shall become effective upon receipt by the Administrative Agent of (i) an originally executed Note for each Lender jointly executed by each Borrower and each Company in exchange for the Notes issued on the Closing Date or the date of the most recent Joinder Agreement, as applicable, (ii) an originally executed counterpart hereof and (iii) any other agreement or document delivered in accordance with Section 8.17 (including, without limitation, any Security Document required to be executed thereunder).

         3.01 General Provisions.

         (a) Representations and Warranties. Each Borrower hereby confirms that each representation and warranty made by it under the Loan Documents is true and correct in all material respects as of the date hereof and that no Default or Event of Default has occurred or is continuing under the Credit Agreement, except for any deviations from such representations and warranties expressly permitted by the Credit Agreement and except for any waivers of such representations and warranties granted by the Required Lenders in writing. Each such Borrower hereby represents and warrants that as of the date hereof there are no claims or offsets against or defenses or counterclaims to their respective obligations under the Credit Agreement or any other Loan Document.

         (b) Limited Effect. Except as supplemented hereby, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or (ii) to prejudice any right or rights which the Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

         (c) Costs and Expenses. The Borrowers hereby jointly and severally agree to pay or reimburse the Administrative Agent for all of its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement including, without limitation, the reasonable fees and disbursements of counsel.

         (d) Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         (e) Definitions. All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreement.

         (f) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.




                            [Signature Page Follows]

         IN WITNESS WHEREOF the undersigned hereby causes this Agreement to be executed and delivered as of the date first above written.

                                       BORROWERS:

[CORPORATE SEAL]                       CORNERSTONE REALTY INCOME TRUST, INC.

                                       By:    /s/  S. J. Olander, Jr.
                                              ------------------------
                                       Name:  Stanley J. Olander, Jr.
                                              -----------------------
                                       Title: Chief Financial Officer
                                              -----------------------


                                       CRIT-NC, LLC

                                       By: CORNERSTONE REALTY INCOME TRUST,
                                           INC., its sole Member/Manager
[CORPORATE SEAL]
                                       By:    /s/  S. J. Olander, Jr.
                                              ------------------------
                                       Name:  Stanley J. Olander, Jr.
                                              -----------------------
                                       Title: Chief Financial Officer
                                              -----------------------


                                       CORNERSTONE REIT LIMITED PARTNERSHIP
[CORPORATE SEAL]
                                       By: CORNERSTONE REALTY INCOME TRUST, INC.
                                           its General Partner

                                       By:    /s/  S. J. Olander, Jr.
                                             ------------------------
                                       Name:  Stanley J. Olander, Jr.
                                              -----------------------
                                       Title: Vice President
                                              -----------------------


[CORPORATE SEAL]                       CORNERSTONE ACQUISITION COMPANY

                                       By:    /s/  S. J. Olander, Jr.
                                              ------------------------
                                       Name:  Stanley J. Olander, Jr.
                                              -----------------------
                                       Title: Chief Financial Officer
                                              -----------------------

[CORPORATE SEAL]          APPLE GENERAL, INC.

                          By:    /s/  S. J. Olander, Jr.
                                 -----------------------
                          Name:  Stanley J. Olander, Jr.
                                 -----------------------
                          Title: Vice President
                                 -----------------------


[CORPORATE SEAL]          APPLE LIMITED, INC.

                          By:  /s/  S. J. Olander, Jr.
                               ------------------------
                          Name:  Stanley J. Olander, Jr.
                                 -----------------------
                          Title: Vice President
                                 -----------------------


[CORPORATE SEAL]          APPLE REIT LIMITED PARTNERSHIP

                          By:    APPLE GENERAL, INC.,
                                 its General Partner

                          By:   /s/  S. J. Olander, Jr.
                                ------------------------
                          Name: Stanley J. Olander, Jr.
                                -----------------------
                          Title: Vice President
                                -----------------------


[CORPORATE SEAL]           APPLE REIT II LIMITED PARTNERSHIP

                           By: APPLE GENERAL, INC.,
                               its General Partner

                           By:    /s/  S. J. Olander, Jr.
                                 ------------------------
                           Name:  Stanley J. Olander, Jr.
                                 -----------------------
                           Title: Vice President
                                 -----------------------


[CORPORATE SEAL]           APPLE REIT III LIMITED PARTNERSHIP

                           By: APPLE GENERAL, INC.,
                               its General Partner

                           By:    /s/  S. J. Olander, Jr.
                                  ------------------------
                           Name:  Stanley J. Olander, Jr.
                                  -----------------------
                           Title: Vice President
                                  -----------------------

[CORPORATE SEAL]           APPLE REIT IV LIMITED PARTNERSHIP

                           By:    APPLE GENERAL, INC.,
                                  its General Partner
                           By:    /s/  S. J. Olander, Jr.
                                  ------------------------
                           Name:  Stanley J. Olander, Jr.
                                  -----------------------
                           Title: Vice President
                                  -----------------------

[CORPORATE SEAL]           APPLE REIT V LIMITED PARTNERSHIP

                           By:    APPLE GENERAL, INC.,
                                  its General Partner

                           By:    /s/  S. J. Olander, Jr.
                                  ------------------------
                           Name:  Stanley J. Olander, Jr.
                                  -----------------------
                           Title: Vice President
                                  -----------------------

[CORPORATE SEAL]           APPLE REIT VI LIMITED PARTNERSHIP

                           By:    APPLE GENERAL, INC.,
                                  its General Partner

                           By:    /s/  S. J. Olander, Jr.
                                  ------------------------
                           Name:  Stanley J. Olander, Jr.
                                  -----------------------
                           Title: Vice President
                                  -----------------------

[CORPORATE SEAL]           APPLE REIT VII LIMITED PARTNERSHIP

                           By:    APPLE GENERAL, INC.,
                                  its General Partner

                           By:    /s/  S. J. Olander, Jr.
                                  ------------------------
                           Name:  Stanley J. Olander, Jr.
                                  -----------------------
                           Title: Vice President
                                  -----------------------

                              ADMINISTRATIVE AGENT:

                             FIRST UNION NATIONAL BANK, as
                              Administrative Agent


                              By:     /s/  John A. Schissel
                                      ---------------------
                              Name:   John A. Schissel
                                      ---------------------
                              Title:  Director
                                      ---------------------


                              SYNDICATION AGENT:

                              FLEET NATIONAL BANK, as
                              Syndication Agent


                              By:     /s/  James B. McLaughlin
                                      ------------------------
                              Name:   James B. McLaughlin
                                      ------------------------
                              Title:  Vice President
                                      ------------------------



                              LENDERS:

                              FIRST UNION NATIONAL BANK, as Lender


                              By:     /s/  John A. Schissel
                                      ---------------------
                              Name:   John A. Schissel
                                      ---------------------
                              Title:  Director
                                      ---------------------


                              CRESTAR BANK


                              By:    /s/  Nancy B. Richards
                                     ----------------------
                              Name:   Nancy B. Richards
                                     ----------------------
                              Title:    Vice President
                                     ----------------------

                              FLEET NATIONAL BANK, as Lender


                              By:    /s/  James B. McLaughlin
                                     ------------------------
                              Name:  James B. McLaughlin
                                     ------------------------
                              Title: Vice President
                                     ------------------------


                              GUARANTY FEDERAL BANK, F.S.B.


                              By:     /s/  Randall S. Reid
                                      ----------------------
                              Name:   Randall S. Reid
                                      ----------------------
                              Title:  Vice President
                                      ----------------------






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